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                            SECTION 906 CERTIFICATION

I, Eric S. Ende, President of Source Capital, Inc. ("Company"), certify that:

1. The Company's periodic report on Form N-CSR for the period ended June 30, 2003 ("Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


August 29, 2003                             /s/ ERIC S. ENDE
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(Date)                                      Eric S. Ende, President


I, J. Richard Atwood, Treasurer of Source Capital, Inc. ("Company"), certify that:

1. The Company's periodic report on Form N-CSR for the period ended June 30, 2003 ("Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


August 29, 2003                             /s/ J. RICHARD ATWOOD
-----------------------                     ------------------------------------
(Date)                                      J. Richard Atwood, Treasurer


A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.